SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: November 19, 1998
(Date of earliest event reported)

Commission File No. 333-45021

                      Norwest Asset Securities Corporation
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        Delaware                                     52-1972128
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(State of Incorporation)                    (I.R.S. Employer Identification No.)

7485 New Horizon Way
Frederick, Maryland                                       21703
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Address of principal executive offices                    (Zip Code)

                                 (301) 846-8881
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               Registrant's Telephone Number, including area code

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(Former  name,  former  address and former  fiscal year,  if changed  since last report)

ITEM 5. Other Events

          Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter")) prepared by Salomon Smith Barney Inc., which are hereby filed pursuant to such letter.

ITEM 7. Financial Statements and Exhibits

     (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                 Description
-----------                                 -----------
         (99)                               Computational Materials
                                            prepared by Salomon Smith
                                            Barney Inc. in connection with
                                            Norwest Asset Securities
                                            Corporation, Mortgage Pass-
                                            Through Certificates, Series 1998-29

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           NORWEST ASSET SECURITIES CORPORATION

November 19, 1998

                                           By: /s/ B. David Bialzak
                                               --------------------
                                               B. David Bialzak
                                               Vice President

                                INDEX TO EXHIBITS

                                                               Paper (P) or
Exhibit No.              Description                           Electronic (E)
-----------              -----------                           --------------

   (99)                  Computational Materials                      P
                         prepared by Salomon Smith
                         Barney Inc. in connection
                         with Norwest Asset Securities
                         Corporation, Mortgage Pass-
                         Through Certificates, Series
                         1998-29